Exhibit (10)(i)

[IRET Letterhead]

Via Telefax & U.S. Mail

January 31, 2003

Mr. Charlie James, President
T.F. James Company
21500 Highway 7
Box 560
Excelsior, MN  55331

Re:      Side Letter
             Ripley, TN Property

Mr. James:

Pursuant to our discussions, this letter will confirm the requirement that the Thomas F. James Realty Limited Partnership LLLP shall purchase the Ripley, TN property on or before April 30, 2003, from Investors Real Estate Trust, IRET, Inc., and IRET Properties, a North Dakota Limited Partnership.  The purchase price shall be $250,000.00.  The costs and expense associated with the purchase shall be allocated between the parties equally, with each paying their own attorney fees and other third-party costs.

If this agreeable, I would ask that you please sign an extra copy of this letter on behalf of the Thomas F. James Realty Limited Partnership LLLP, and return to my attention along with the other merger closing documents.

INVESTORS REAL ESTATE TRUST

By:  /S/ Thomas A. Wentz, Jr.
       Thomas A. Wentz, Jr.
Its:   Vice President

THOMAS F. JAMES REALTY LIMITED PARTNERSHIP LLLP

By:  /S/ Charles Wm. James
Its:  /S/ As managing Member/General Partner